Exhibit 99.3

ALUMA ENTERPRISES INC.

CONSOLIDATED FINANCIAL STATEMENTS

Quarter ended March 31, 2005

(unaudited)

ALUMA ENTERPRISES INC.
(Incorporated under the laws of Ontario)
CONSOLIDATED BALANCE SHEETS
(thousands of dollars)
(unaudited)

	March 31	March 31	December 31
	2005	2004	2004
ASSETS (note 10)

Current
Cash	$1,190	$-	$4,696
Trade and other accounts receivable	40,958	35,690	39,835
Inventory	2,558	1,624	2,496
Prepaid expenses and deposits	4,450	1,034	3,096
Total current assets	49,156	38,348	50,123

Rental equipment, net (note 2)	144,591	127,939	140,001
Property and equipment, net (note 3)	6,013	5,992	5,965
Other assets	7,532	6,595	7,889

	$207,292	$178,874	$203,978

LIABILITIES AND SHAREHOLDER'S EQUITY

Current
Bank indebtedness	$15,020	$7,605	$7,947
Trade accounts payable and accrued liabilities	30,276	21,112	35,905
Business restructuring provisions (note 5)	281	410	525
Due to related parties (note 6)	121	3,362	452
Current portion of long-term debt (note 4)	12,837	12,885	13,613
Total current liabilities	58,535	45,374	58,442

Long-term debt (note 4)	66,804	24,880	68,104
Notes payable to parent company	-	42,461	-
Other liabilities	9,446	3,234	8,713
Future income tax liability	58	500	247

Total liabilities	134,843	116,449	135,506

Shareholder's equity (note 7)	72,449	62,425	68,472

	$207,292	$178,874	$203,978

Commitments and contingencies (note 10)

See accompanying notes to the consolidated financial statements (unaudited)

ALUMA ENTERPRISES INC.
CONSOLIDATED STATEMENTS OF DEFICIT
(thousands of dollars)
(unaudited)

	March 31	March 31	December 31
	2005	2004	2004

Deficit, beginning of period	$(17,652)	$(23,450)	$(23,450)

Net income for the period	3,977	(249)	5,798

Deficit, end of period	$(13,675)	$(23,699)	$(17,652)

See accompanying notes to the consolidated financial statements
(unaudited)

ALUMA ENTERPRISES INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(thousands of dollars)
(unaudited)

	Three Months Ended March 31
	2005	2004

Revenues (note 2b)	$ 79,641	$ 52,366
Cost of sales	44,377	24,996

Gross profit	35,264	27,370

Yard, selling and administrative expense	24,036	21,415

Income before undernoted items	11,228	5,955

Depreciation and amortization	4,862	4,094
Interest expense, net	1,853	1,827
Business restructuring and other expenses (note 5)	258	37
Foreign currency translation (gain) loss	225	246

Income before income taxes	4,030	(249)

Provision for current income taxes	53	-

Net income for the period	3,977	(249)

See accompanying notes to the consolidated financial statements
(unaudited)

ALUMA ENTERPRISES INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(thousands of dollars)
(unaudited)

	Three months ended March 31
	2005	2004

Operating Activities:
Net income for the period	$3,977	$(249)

Adjustments for non-cash items (note 8a)	3,740	4,275
Net change in non-cash working capital balances (note 8b)	(8,178)	(882)

Cash flows provided by (used in) operating activities	(461)	3,144

Investing Activities:
Purchase of rental equipment	(10,580)	(9,848)
Proceeds from disposal of rental equipment	3,788	2,394
Purchase of property and equipment	(255)	(207)
Proceeds from disposal of property and equipment	7	-
(Increase) decrease in other assets	144	208

Cash flows used in investing activities	(6,896)	(7,453)

Financing Activities:
Increase (decrease) in bank indebtedness	7,073	4,883
Increase in other assets due to financing fees	-	(894)
Increase (decrease) in other liabilities	733	319
Issuance of term debt	4,740	237
Repayments of notes payable to parent company	-	(745)
Repayments of term and restructured debt	(8,695)	(2,411)

Cash flows provided by financing activities	3,851	1,389

Net increase (decrease) in cash	(3,506)	(2,920)
Cash, beginning of period	4,696	2,920

Cash, end of period	$1,190	$-

Supplementary cash flow information (note 8)

See accompanying notes to the consolidated financial statements (unaudited)

ALUMA ENTERPRISES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
QUARTER ENDED MARCH 31, 2005
(tabular amounts are in thousands of dollars)
(unaudited)

1.	Significant accounting policies

The unaudited financial statements present on a consolidated basis the results of Aluma Enterprises Inc. (the åCompanyæ) and all of its subsidiaries, including its principal operating subsidiaries - Aluma Systems Canada Inc. (åAluma Canadaæ), Aluma Systems USA Inc., Aluma Systems International Inc. and Aluma Systems Ontario Ltd.

The disclosures contained in these unaudited interim consolidated financial statements do not include all the requirements of generally accepted accounting principles for annual financial statements. The unaudited interim consolidated financial statements should be read in conjunction with the annual audited consolidated financial statements for the year ended December 31, 2004.

2.	Rental equipment

(a)	Cost	Accumulated Depreciation and Amortization	Net book value

	March 31, 2005

Rental equipment	$227,679	$89,623	$138,056
Rental equipment under capital lease	6,844	309	6,535
	234,523	89,932	144,591

	December 31, 2004

Rental equipment	$220,911	$87,547	$133,364
Rental equipment under capital lease	6,844	207	6,637
	227,755	87,754	140,001

	March 31, 2004

Rental equipment	$210,425	$84,522	$125,903
Rental equipment under capital lease	2,112	76	2,036
	212,537	84,598	127,939

(b)	Revenues include rental revenue of $31,829,000 in 2005 (2004 - $23,760,000).

3.	Property and equipment

	Cost	Accumulated Depreciation and Amortization	Net book value

	March 31, 2005

Land	$2,204	$-	$2,204
Buildings	2,101	1,058	1,043
Buildings under capital lease	112	44	68
Leasehold improvements	2,020	978	1,042
Computer, operating and office equipment	15,816	14,160	1,656
	22,253	16,240	6,013

	December 31, 2004

Land	$2,204	$-	$2,204
Buildings	2,101	1,013	1,088
Buildings under capital lease	112	41	71
Leasehold improvements	2,014	933	1,081
Computer, operating and office equipment	15,571	14,050	1,521
	22,002	16,037	5,965

	March 31, 2004

Land	$2,204	$-	$2,204
Buildings	2,101	879	1,222
Buildings under capital lease	112	106	6
Leasehold improvements	2,137	839	1,298
Computer, operating and office equipment	15,423	14,161	1,262
	21,977	15,985	5,992

4.	Long-term debt

The balance consists of the following:

	March 31, 2005	December 31, 2004	March 31, 2004
Term Loans	$58,201	$59,541	$-
Real estate debt	13,468	13,394	14,428
Vendor financing	5,251	4,740	218
Capital Lease obligations	2,721	4,042	1,624
Restructured debt	-	-	21,495
Total - Term debt	79,641	81,717	37,765
Less current portion	12,837	13,613	12,885
	66,804	68,104	24,880

5.	Business restructuring and other expenses and provisions

As a result of efforts to improve profitability, the Company initiated business restructurings in the last few years and recorded expenses and provisions as described below:

	Three months ended
	March 31, 2005	March 31, 2004
Expense consists of:

In 2004 the Company restructured within its corporate department	$36	$-
Professional fees and other costs relating to various debt restructuring activities	235	111
Severance and other costs related to 2003 business restructuring	-	26
Costs relating to the sale of Swingstage and U.S. Commercial scaffolding business' in 2003	-	19
Business restructuring programs prior to 2003	(13)	(19)
	258	137

	March 31, 2005	December 31, 2004	March 31, 2004
Provision consists of:

In 2004 the Company restructured within its corporate department	$113	$210	$-
Professional fees and other costs relating to various debt restructuring activities	7	109	-
Severance and other costs related to 2003 business restructuring	-	-	27
Business restructuring programs prior to 2003	161	206	383
	281	525	410

6.	Related Party Transactions

The Company conducts business transactions with related parties. Related parties include Nualt Enterprises Inc. (åNualtæ) and enterprises controlled by shareholders with significant influence over Nualt (collectively the åAffiliatesæ). The amounts due to/from related parties and particulars of the transactions during the year are as follows:

(a)	Amounts due to/(from) related parties -

	March 31, 2005	December 31, 2004	March 31, 2004

Trade accounts receivable to Affiliates	$1	$-	$1

Trade accounts payable to Affiliates	-	9	148
Non-interest bearing payable to Nualt	122	443	3,215
	122	452	3,363
	121	452	3,362

Notes payable to parent company	-	-	42,461

(b)	Transactions during the period -

	Three months ended
	March 31, 2005	March 31, 2004

Rent, management fees and legal fees	$80	$333

Interest expense (net)	$27	$1,007

Costs are charged to the Company on the basis of costs incurred by the related parties in respect of such services.

7.	Shareholder’s equity

	March 31, 2005	December 31, 2004	March 31, 2004
Share capital

Authorized - Unlimited common shares with no par value
Issued - 10,000 common shares	$86,124	$86,124	$86,124

Deficit	(13,675)	(17,652)	(23,699)
Shareholder's equity	72,449	68,472	62,425

8.	Supplementary cash flow information

(a)	Adjustments for non-cash items:

	Three months ended
	March 31, 2005	March 31, 2004

Depreciation and amortization	$4,761	$4,073
Amortization of capital lease	101	21
Gain on sale of rental equipment	(2,220)	(1,408)
(Gain) loss on disposal of fixed assets	(7)	-
Increase (decrease) in business restructuring provision	(246)	(227)
Foreign exchange gain on debt	2	8
Unrealized foreign exchange on other assets	231	236
Charges accrued in term and restructured debt	(20)	-
Increase (decrease) in future income tax liabilities	1,648	1,572
(Decrease) in parent debt obligation	(189)	-
	(321)	-
	3,740	4,275

(b)	Net change in non-cash working capital balances:

	Three months ended
	March 31, 2005	March 31, 2004

Trade and other accounts receivable	$(1,123)	$236
Inventory	(62)	359
Prepaid expenses and deposits	(1,354)	(35)
Due to related parties	(10)	46
Trade accounts payable and accrued liabilities	(5,629)	(1,488)
	(8,178)	(882)

9.	Significant customers

In 2004, first quarter sales to the Company's largest customer amounted to 35% of overall revenues (2003 - 15%). There are no other customers with revenues greater than 10% of overall revenues. The above customer at March 31, 2005 accounted for 13% of total accounts receivable balance (2003 - 7%).

10.	Commitments and contingencies

(a)
The Company has guaranteed Nualt debt obligations of $157,656,000 inclusive of applicable interest. Under an amendment to the 2001 DRA the Company has agreed to pay $150,000 monthly on behalf of Nualt’s debt obligations. At December 31, 2004 the Company accrued the net present value of these payments to April 9, 2009 and is reducing this liability as payments are made. After April 9, 2009 or on sale of the Company or its assets, the Company could be required to perform under the guarantee and Nualt’s lenders would have security on the assets of the company. An estimate of the amount that would be paid as a result of this contingent liability is not determinable.

(d)
The Company is contingently liable with respect to litigation and claims, which arise from time to time in the normal course of business. In the opinion of management, any liabilities that may arise from such contingencies are being adequately reserved and would not have a significant adverse effect on the consolidated financial statements of the Company. The amount of the final settlement of these claims is subject to future events including negotiations with the claimants and decisions arising out of court proceedings, and could be materially different than the estimate provided in these financial statements.

11.	Segmented information

Aluma Enterprises Inc. operations are composed of the following segments:

The Concrete Construction segment includes the activities of forming, shoring, engineering and pre-assembly services.

The Industrial Services segment provides access technologies, labour services and project management to customers involved in large capital projects, turnarounds and maintenance programs.

The corporate segment is responsible for the management of the Company’s cash, long-term debt, certain other non-producing assets, and provides management, administrative and support services to the Company’s other two segments.

The reportable segments determined by management are strategic operating units that are organized to match the requirements of the Company’s customers in each market. They are managed separately, because, among other reasons, the equipment utilized by each segment and the competencies associated with providing their respective customer solutions are both different.

Management assesses the performance of each segment based on its operating earnings before depreciation, amortization, interest, foreign exchange and restructuring costs.

The following tables include information on the consolidated statement of income.

OPERATING RESULTS
	Three months ended March 31, 2005
	Concrete Construction	Industrial Services	Corporate	Consolidated
Revenue	$25,936	$53,705	$-	$79,641
Cost of sales	8,403	35,974	-	44,377
Gross Profit	17,533	17,731	-	35,264

Yard, selling and administrative expense	11,497	7,488	5,051	24,036
Income before undernoted items	6,036	10,243	(5,051)	11,228

Depreciation and amortization	-	-	4,862	4,862
Interest expense, net	-	-	1,853	1,853
Business restructuring and other expenses	-	-	258	258
Foreign currency translation gain	-	-	225	225
Income before income taxes	6,036	10,243	(12,249)	4,030

Provision for current income taxes	-	-	53	53
Net Income for the period	6,036	10,243	(12,302)	3,977

	Three months ended March 31, 2004
	Concrete Construction	Industrial Services	Corporate	Consolidated
Revenue	$18,358	$34,008	$-	$52,366
Cost of sales	4,784	20,212	-	24,996
Gross Profit	13,574	13,796	-	27,370

Yard, selling and administrative expense	10,212	7,084	4,119	21,415
Income before undernoted items	3,362	6,712	(4,119)	5,955

Depreciation and amortization	-	-	4,094	4,094
Interest expense, net	-	-	1,827	1,827
Business restructuring and other expenses	-	-	37	37
Foreign currency translation gain	-	-	246	246
Income before income taxes	3,362	6,712	(10,323)	(249)

Provision for current income taxes	-	-	-	-
Net Income for the period	3,362	6,712	(10,323)	(249)